Exhibit 10.5
                                                         ------------


                                LABONE, INC.

                          INDEMNIFICATION AGREEMENT
                          -------------------------

     This INDEMNIFICATION AGREEMENT (the "Agreement") is made as of February 12, 1999 by and between LABONE, INC., a Delaware corporation (the "Company"),
and               DIRECTOR (the "Indemnitee").
    --------------
     WHEREAS, highly competent persons are reluctant to serve publicly-held corporations as officers, directors and in certain other capacities unless they are provided with adequate protection through insurance or indemnification against claims brought against them as a result of such service;

     WHEREAS, Indemnitee is presently serving as a director of the Company and as a member of the Special Committee of Independent Directors (the "Special Committee") and/or other committees of the Board of Directors of the Company, and/or as an officer of the Company, and/or at the request of the Company in certain other capacities;

     WHEREAS, the Company believes that the Indemnitee's continuing service in such capacities is important to the Company;

     WHEREAS, the Company and the Indemnitee have reviewed the indemnification and exculpation provisions in the Company's governing documents and in the General Corporation Law of Delaware, have investigated the availability and sufficiency of liability insurance and have concluded that additional protection is required to induce persons to serve or to continue to serve the Company in the foregoing capacities;

     WHEREAS, the Board of Directors has determined that this Agreement is reasonable, prudent and necessary in order to induce and encourage highly experienced and capable persons such as the Indemnitee to serve or to continue to serve the Company in the foregoing capacities;

     WHEREAS, Indemnitee is willing, subject to certain conditions, including without limitation the execution and performance of this Agreement by the Company, to continue to serve in his present capacities and/or to take on additional service for and on behalf of the Company;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the Company and the Indemnitee do hereby agree as follows:

     1.   Definitions.  As used in this Agreement:
          -----------

          (a) The term "Proceeding" shall include, without limitation, any threatened, pending or completed action, suit or proceeding, whether brought by or in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature.

          (b) The term "Expenses" shall include, without limitation, attorneys' fees, disbursements, retainers, accounting and witness fees, travel and deposition costs, expenses of investigations, judicial or administrative proceedings and appeals, court costs, court reporter fees and any expenses of establishing a right to indemnification and/or advancement of expenses pursuant to this Agreement or otherwise. The term "Expenses" does not include amounts paid in settlement by or on behalf of Indemnitee or the amount of judgments, fines, penalties or liabilities incurred by Indemnitee.

          (c) References to "other enterprise" shall include, without limitation, employee benefit plans; references to "fines" shall include, without limitation, any excise tax, penalty or other amount assessed with respect to any employee benefit plan pursuant to the Employee Retirement Income Security Act of 1974, as amended from time to time, the Internal Revenue Code of 1986, as amended from time to time, any other statute or the common law; references to "serving at the request of the Company" shall include, without limitation, any service as a director, officer, employee or agent which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or its beneficiaries.

     2.   Agreement to Serve.
          -------------------
The Indemnitee agrees to serve or to continue to serve as a director (including as a member of any committee of directors) and/or officer of the Company and/or at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in each case so long as he or she is duly elected and qualified to serve in such capacity or until he or she resigns or is removed. The provisions of this Section relating to service by the Indemnitee shall not be deemed to affect the terms of any employment or other agreement now or hereafter in effect between the Company and the Indemnitee governing such service.

     3.   Indemnification.
          ---------------
The Company shall, subject to the provisions of this Agreement, indemnify the Indemnitee if the Indemnitee is or was involved or is or was threatened to be made involved as a party, witness or otherwise in any Proceeding (including, without limitation, any Proceeding by or in the right of the Company to procure a judgment in its favor), by reason of the fact that the Indemnitee is or was a director (including a member of any committee of directors) or officer of the Company, or is or was serving at the request of the Company as a director (including as a member of any committee of directors), officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction of the Indemnitee while acting in any of the foregoing capacities, against all Expenses, judgments, fines, penalties, liabilities and amounts paid in settlement (including without limitation, all interest, assessments and other charges paid or payable in connection therewith) actually and reasonably incurred by the Indemnitee in connection with such Proceeding, provided that no such indemnity shall indemnify Indemnitee on account of Indemnitee's conduct which was finally adjudged by a court of competent jurisdiction to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

     4.   No Presumption.
          --------------
For purposes of this Agreement, the termination of any Proceeding by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not, of itself, adversely affect the right of the Indemnitee to indemnification or create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification of Indemnitee is not permitted under this Agreement or applicable law.

     5.   Partial Indemnification.
          -----------------------
If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for a portion of the Expenses, judgments, fines, penalties, liabilities or amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with any Proceeding but not, however, for the total amount thereof, the Company shall indemnify the Indemnitee for the portion thereof to which the Indemnitee is entitled.

     6.   Limitations on Indemnification.
          ------------------------------
No payments pursuant to this Agreement shall be made by the Company:

          (a) To indemnify or advance funds to the Indemnitee for Expenses with respect to proceedings initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification or advances under this Agreement or otherwise, but such indemnification or advancement of Expenses may be provided by the Company in specific cases if the Board of Directors finds it to be appropriate;

          (b) To indemnify the Indemnitee on account of any matter finally adjudged by a court of competent jurisdiction to be a violation of the provisions of Section 16 of the Securities Exchange Act of 1934 ("Exchange Act"), and the rules and regulations promulgated thereunder, as amended from time to time;

          (c) To indemnify the Indemnitee for the return of any remuneration paid to the Indemnitee that is finally adjudged by a court of competent jurisdiction to have been illegal or improper; or

          (d) To indemnify the Indemnitee with respect to any matter if a court of competent jurisdiction shall finally determine that such indemnification is not lawful.

     7. Notice and Defense of Proceeding. Within a reasonable time after receipt by the Indemnitee of actual and not constructive notice of the commencement of any Proceeding, the Indemnitee shall provide written notice to the Company of the commencement thereof by delivery of a notice substantially in the form attached hereto as Exhibit A or in such other form as the Company may reasonably accept. The omission to so notify the Company will relieve it from any liability which it may have to the Indemnitee in connection with such Proceeding under this Agreement, but shall not relieve the Company from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any such Proceeding:

          (a) The Company shall be entitled to participate in the Proceeding at its own expense.

          (b) Except as otherwise provided below, the Company may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense of the Proceeding, with legal counsel reasonably satisfactory to the Indemnitee. After notice from the Company to the Indemnitee of its election to assume the defense of a Proceeding, the Company will not be liable to the Indemnitee for Expenses incurred by the Indemnitee in connection with such Proceeding under this Agreement, including Section 8 hereof, other than Indemnitee's reasonable costs of investigation or participation in such Proceeding (including, without limitation, travel expenses) and except as provided below. The Indemnitee shall have the right to employ Indemnitee's own counsel in any Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense of the Proceeding shall be at the expense of the Indemnitee, unless (i) the employment of counsel by the Indemnitee has been authorized by the Company, (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of the defense of a Proceeding, or (iii) the Company shall not in fact have employed counsel to assume the defense of a Proceeding, in each of which cases the fees and expenses of the Indemnitee's counsel shall be advanced by the Company as provided in Section 8 hereof. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company.

          (c) If two or more persons, including the Indemnitee, may be entitled to indemnification from the Company as parties to any Proceeding, the Company may require the Indemnitee to use the same legal counsel as the other parties. The Indemnitee shall have the right to use separate legal counsel in the Proceeding, but the Company shall not be liable to the Indemnitee under this Agreement, including Section 8 hereof, for the fees and expenses of separate legal counsel incurred after notice from the Company of the requirement to use the same legal counsel as the other parties, unless the Indemnitee reasonably concludes that there may be a conflict of interest between the Indemnitee and any of the other parties required by the Company to be represented by the same legal counsel.

          (d) The Company shall not be liable to indemnify the Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without its written consent, which shall not be unreasonably withheld. The Indemnitee shall permit the Company to settle any Proceeding that the Company assumes the defense of, except that the Company shall not, without the Indemnitee's written consent, settle any action or claim unless such settlement includes a provision whereby the parties to the settlement unconditionally release Indemnitee from all liabilities, damages, costs and expenses in respect of claims by reason of the settlement or release of the parties in such Proceeding.

     8.   Advancement of Expenses.
          ------------------------
          (a) Except as provided in Section 7 hereof, the Expenses incurred by the Indemnitee in any Proceeding shall be paid by the Company in advance of the final disposition of the Proceeding at the written request of the Indemnitee. Except as expressly provided in Section 8(b) hereof, no security shall be required by the Company in making Expense advances, and such advances shall be made without regard to the Indemnitee's ability to repay the amount advanced and without regard to the Indemnitee's ultimate entitlement to indemnification under this Agreement or otherwise.

          (b) Indemnitee shall make an Expense advance request by delivery to Company of a signed request substantially in the form attached hereto as Exhibit B or in such other form as the Company may reasonably accept. As long as Delaware law requires such an undertaking, the request shall include an undertaking by Indemnitee to repay any advances to the extent that it is ultimately determined that the Indemnitee is not entitled to indemnification. Advances requested by Indemnitee hereunder shall be paid by the Company no later than ten days after receipt by the Company of the written request. In the event the Company does not honor Indemnitee's request for an Expense advance, Indemnitee may bring an action in any court of competent jurisdiction to enforce the right to the advance, and the Company shall have the burden of proof in such action to demonstrate that Indemnitee is not entitled to such advance.

          (c) Expenses submitted to the Company for reimbursement must be reasonable and comply with the then existing billing procedures of the Company so that the Company can reasonably monitor and audit such Expenses.

     9.   Claim for Indemnification; Enforcement.
          ---------------------------------------
          (a) In the event that Indemnitee becomes liable for any judgment, penalty or fine, or pursuant to any settlement agreement, for which indemnification may be provided under this Agreement, Indemnitee shall deliver to the Company within a reasonable time a signed request substantially in the form attached hereto as Exhibit C or in such other form as the Company may reasonably approve. The Company shall make a determination as to Indemnitee's right to indemnification and, if applicable, pay Indemnitee's claim, no later than 60 days after receipt by the Company of the written request for indemnification. The determination of Indemnitee's right to indemnification shall be made: (i) by a majority vote of directors who were not parties to the Proceeding, even though less than a quorum, (ii) if there are no such directors, or if such directors so direct, or if Indemnitee so requests in writing at the time the Indemnitee submits the claim for indemnification, by independent legal counsel in a written opinion, or (iii) by the stockholders of the Company. Such independent legal counsel shall be selected by the persons specified in (i), or if there are none or if a majority vote thereof is not obtainable, by a majority vote of the entire Board of Directors, which independent legal counsel shall be approved by the Indemnitee in writing (which approval shall not be unreasonably withheld). The Indemnitee shall be conclusively presumed to have met the applicable standards of conduct for indemnification pursuant to this Agreement, unless Indemnitee receives written notice of a determination that the Indemnitee has not met such applicable standards of conduct within such 60 day period. If a determination denying Indemnitee's claim is made by the persons specified in (i) or (iii) above, such notice shall disclose with particularity the reasons for such determination.
If a determination denying Indemnitee's claim is made by independent legal counsel, the notice shall include a copy of the related legal opinion of such counsel.

          (b) If a claim for indemnification by Indemnitee under this Agreement is denied by the Company or is not paid by the Company within 60 days after receipt by the Company of the written request for indemnification, the

Indemnitee may bring suit in any court of competent jurisdiction against the Company to enforce the right to indemnification provided by this Agreement. The burden of proving that indemnification is not appropriate shall be on the Company. An actual determination by the directors or stockholders of the Company or independent legal counsel that the Indemnitee has not met the applicable standard of conduct shall not be admissible in such action as evidence that the Indemnitee has not met the applicable standard of conduct.

          (c) The Indemnitee shall be entitled to indemnification and advancement of Expenses as provided in this Agreement with regard to Expenses incurred in connection with any action by the Indemnitee enforcing the right to indemnification or advances in whole or in part pursuant to this Agreement regardless of the outcome of such action, unless a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such action was not made in good faith or was frivolous.

     10.   Subrogation.
           ------------
In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

     11.   Duplication of Payments.
           ------------------------
          (a) The Company will not be liable under this Agreement to make any payment to Indemnitee in connection with any Proceeding to the extent the Indemnitee has actually received payment of the claim otherwise payable hereunder under any insurance policy, the Company's Certificate of Incorporation or By-laws or otherwise; provided, however, that nothing in this Section shall affect the liability, if any, of the Company to Lab Holdings, Inc. ("Lab Holdings") in connection with a claim brought by Lab Holdings as subrogee of Indemnitee's rights under this Agreement.

          (b) Notwithstanding any provision to the contrary, if the Company denies or has not paid Indemnitee's claim for indemnification within 60 days after receipt by the Company of the written request for indemnification by the Indemnitee, then Indemnitee may submit a request for indemnification from Lab Holdings pursuant to the Indemnification Agreement between Lab Holdings and Indemnitee; provided, however, that the Company's denial or failure to pay the Indemnitee's claim for indemnity within such 60 day period shall not relieve the Company or Lab Holdings from their obligations to indemnify Indemnitee under the respective Indemnification Agreements or otherwise.

     12.   Maintenance of Liability Insurance.
           -----------------------------------
          (a) The Company represents that it currently has in effect the following policy or policies of directors' and officers' liability insurance (the "D&O Insurance") which cover Indemnitee as an insured:

               INSURER                         POLICY NO.        AMOUNT
               -------                         ----------        ------
Executive Risk Indemnity, Inc.               751-084861-97    $15,000,000
Royal Surplus Lines Insurance Company          KS F000197     $10,000,000

          (b) The Company hereby covenants and agrees that, as long as the Indemnitee continues to serve as a director and/or officer of the Company and/or at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, and thereafter as long as the Indemnitee may be subject to any possible Proceeding, or is a party or is threatened to be made a party to any Proceeding, the Company shall promptly obtain and maintain the D&O Insurance policies in full force and effect to the extent that such policies are obtainable at an annual cost of not greater than twice the annual premium on the date hereof, provided that if such coverage is not available for such amount, the Company shall obtain and maintain as much coverage as possible for such amount.

          (c) In all D&O Insurance policies, the Indemnitee shall be named as an insured in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors.

          (d) In addition to the other obligations of the Company under this Agreement, and not in limitation thereof, if the Company, acting under paragraph (b) of this Section 12, is unable to maintain in effect the D&O Insurance policies, the Company shall indemnify and hold harmless Indemnitee to the full extent of the coverage which would otherwise have been provided for the benefit of Indemnitee pursuant to the D&O Insurance policies.

     13.   Change in Control.
           ------------------
In the event that the Company shall be a constituent corporation in a consolidation or merger, whether the Company is the resulting or surviving corporation or is absorbed, or if there is a change in control of the Company as defined in this Section, Indemnitee shall stand in the same position under this Agreement with respect to the resulting, surviving or changed corporation as he would have with respect to the Company if its separate existence had continued or if there had been no change in control of the Company. "Change in control" shall include any change in the ownership of a majority of the capital stock of the Company or in the composition of a majority of the members of the Board of Directors of the Company.

     14.   Non-Exclusivity, etc.
           ---------------------
The rights of Indemnitee hereunder shall be in addition to any other rights to which the Indemnitee may be entitled under the Company's Certificate of Incorporation, Bylaws, any agreement, vote of stockholders or disinterested directors, provision of Delaware law, insurance policy or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity on behalf of the Company while holding such office, and such rights shall continue as to Indemnitee even though Indemnitee may have ceased to be a director or officer of the Company or ceased to serve at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. To the extent that a change in the Delaware General Corporation Law (whether by statute or judicial decision) permits greater rights to indemnification and advancement of expenses by agreement than would be afforded currently under this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

     15.   Deposit of Funds in Trust.
           --------------------------
In the event that the Company decides to voluntarily dissolve or to file a voluntary petition for relief under applicable bankruptcy, moratorium or similar laws, then not later than 10 days prior to such dissolution or filing, the Company shall deposit in trust for the exclusive benefit of Indemnitee a cash amount equal to all amounts previously authorized to be paid to Indemnitee hereunder, such amounts to be used to discharge the Company's obligations to Indemnitee hereunder. Any amount in such trust not required for such purpose shall be returned to the Company. This Section 15 shall not apply to any dissolution of the Company in connection with a transaction as to which Section 13 hereof applies.

     16.   Change in Other Rights.
           -----------------------
The Company will not adopt any amendment to the Certificate of Incorporation or By-Laws of the Company the effect of which would be to deny, diminish or encumber the Indemnitee's rights to indemnification, advancement of expenses, exculpation or maintenance of the D&O Insurance hereunder, under such other documents or under applicable law, as applied to any act or failure to act occurring in whole in or part prior to the date upon which any such amendment was approved by the Board of Directors or the stockholders, as the case may be. Notwithstanding the foregoing, if the Company adopts any amendment to the Certificate of Incorporation or By-Laws the effect of which is to so deny, diminish or encumber such rights, such amendment will apply only to acts or failures to act occurring entirely after the effective date thereof.

     17.   Separability.
           -------------
Each provision of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. To the extent required, any provision of this Agreement may be modified by a court of competent jurisdiction to preserve its validity and to provide the Indemnitee with the broadest possible indemnification permitted under Delaware law.

     18.   Savings Clause.
           ---------------
If this Agreement or any provision hereof is invalidated on any ground by any court of competent jurisdiction, the Company shall nevertheless indemnify the Indemnitee as to any Expenses, judgments, fines, penalties, liabilities and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with any Proceeding to the fullest extent permitted by any applicable provision of this Agreement that has not been invalidated and to the fullest extent permitted under Delaware law.

     19.   Amendments.
           -----------
No amendment, waiver, modification, termination or  cancellation of this

Agreement shall be effective unless in writing signed by the party against whom enforcement is sought. The rights to indemnification and advancement of expenses afforded to the Indemnitee hereby are contract rights and may not be diminished, eliminated or otherwise affected by amendments to the Certificate of Incorporation, Bylaws or by other agreements, including D&O Insurance policies.

     20.   Counterparts.
           -------------
This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to the other.

     21.   Successors and Assigns.
           -----------------------
This Agreement shall be binding upon, and shall inure to the benefit of the Indemnitee and his heirs, executors, administrators and personal representatives, and the Company and its successors and assigns.

     22.   Notices.
           --------
All notices, requests and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) upon delivery by hand to the party to whom the notice, request or other communication shall have been directed or (b) on the third business day after the date on which it is mailed by certified or registered mail with postage prepaid, addressed as follows:

          (i) if to the Indemnitee, to the address indicated on the signature page, below said Indemnitee's signature, and

          (ii)  if to the Company, to:

                               LabOne, Inc.
                               10310 W. 84th Terrace
                               Lenexa, Kansas 66214
                               Attention: Secretary

or to such other address as either shall designate in writing.

     23.   Governing Law.
           --------------
This Agreement shall be governed and interpreted in accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.

     24.   Prior Agreement.
           ----------------
The prior Indemnification Agreement between the Company and the Indemnitee is superseded by this Agreement and is no longer in effect.

          IN WITNESS WHEREOF, the parties have executed this Indemnification Agreement as of the date first written above.

                                               LABONE, INC.

                                               By:
                                                  ---------------------------

                                                -----------------------------
                                                         DIRECTOR


                                                       "Indemnitee"


                                                   Address of Indemnitee:

                                                              Exhibit A

                                  LABONE, INC.

                                   NOTICE OF
                           COMMENCEMENT OF PROCEEDING
                            --------------------------

1. This notification is provided pursuant to the Indemnification Agreement, dated as of February 12, 1999 (the "Indemnification Agreement"), between LabOne, Inc., a Delaware corporation (the "Company"), and the undersigned.


2. I have received actual notice of a Proceeding with respect to which I may have certain rights under the Indemnification Agreement. The following is a description of the Proceeding and my involvement in the Proceeding (as a party, witness or otherwise):
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3.   I have attached such documents relating to the matter described above as are reasonably available to me and are reasonably necessary to determine whether the Proceeding is subject to the terms of the Indemnification Agreement.


                                               -------------------------------
                                               Name:    DIRECTOR

Date:
     ------------------

                                                               Exhibit B

                               LABONE, INC.

                               REQUEST FOR
                          ADVANCEMENT OF EXPENSES
                          -----------------------

1. This Request is submitted pursuant to the Indemnification Agreement, dated as of February 12, 1999 (the "Indemnification Agreement"), between LabOne, Inc., a Delaware corporation (the "Company"), and the undersigned.

2. I am requesting advancement of Expenses (as defined in the Indemnification Agreement) which I have incurred or will incur in connection with a Proceeding (as defined in the Indemnification Agreement) for which I may be entitled to indemnification pursuant to the Indemnification Agreement.

3. I hereby undertake to repay this advancement of Expenses if it is ultimately determined that I am not entitled to be indemnified by the Company under the Indemnification Agreement.

4. The Expenses for which advancement is requested are, in general, all Expenses related to
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5.   I have attached such documents relating to the matter described above as are reasonably available to me and are reasonably necessary to determine whether and to what extent I am entitled to advances of Expenses under the Indemnification Agreement.



                                               -------------------------------
                                               Name:    DIRECTOR

Date:
     ------------------

                                                               Exhibit C

                                 LABONE, INC.

                             INDEMNIFICATION CLAIM
                             ---------------------

1. This Indemnification Claim is submitted pursuant to the Indemnification Agreement, dated as of February 12, 1999 (the "Indemnification Agreement"), between LabOne, Inc., a Delaware corporation (the "Company"), and the undersigned.

2. I am requesting indemnification in connection with a Proceeding (as defined in the Indemnification Agreement) in which I was or am involved or am threatened to be made involved.

3. With respect to all matters related to any such Proceeding or claim, I believe that I am entitled to be indemnified pursuant to the provisions of the Indemnification Agreement.

4. Without limiting any other rights which I have or may have, I am requesting indemnification against liabilities which have or may arise out of

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5.   To the extent known to me, the amount requested for indemnification is as follows
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6.   I have attached such documents supporting this request as are reasonably available to me and are reasonably necessary to determine whether and to what extent I am entitled to indemnification under the Indemnification Agreement.



                                               -------------------------------
                                               Name:    DIRECTOR

Date:
     ------------------